COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES [Text Block]

24. COMMITMENTS AND CONTINGENCIES

(a) Commitments

The Company is a party to certain contracts relating to service and supply agreements. Future minimum payments under these agreements as at December 31, 2023 are presented in the following table:

2024	14,030
2025	6,071
2026	1,120
2027	-
2028 and thereafter	-
Total commitments	21,221

As at December 31, 2023, the Company had commitments to incur capital expenditures of $6,150 (2022 - $9,265) for Florence Copper and $13,236 (2022 - $2,795) for the Gibraltar joint venture.

(b) Contingencies

The Company has guaranteed 100% of certain capital lease and equipment loans entered into by the Gibraltar joint venture in which it holds an 87.5% interest. As a result, the Company has guaranteed the joint venture partner's 12.5% share of this debt which amounted to $5,851 as at December 31, 2023.

The Company has also indemnified 100% of a surety bond issued by the Gibraltar joint venture to the Province of British Columbia. As a result, the Company has indemnified the joint venture partner's 12.5% share of this obligation, which amounted to $7,313 as at December 31, 2023.

(c) Mitsui financing

On December 19, 2022, the Company signed agreements with Mitsui & Co. (U.S.A.) Inc. ("Mitsui") to form a strategic partnership to develop the Company's Florence Copper project. Mitsui has committed to an initial investment of US$50 million conditional on receipt of the final Underground Injection Control permit from the Environmental Protection Agency, with proceeds to be used for construction of the commercial production facility. The initial investment will be in the form of a copper stream agreement (the "Copper Stream") on 2.67% of the copper produced at Florence Copper and Mitsui to pay a delivery price equal to 25% of the market price of copper delivered under the contract.

In addition, Mitsui has acquired an option to invest an additional US$50 million for a 10% equity interest in Florence Copper (the "Equity Option"). The Equity Option is exercisable by Mitsui at any time up to three years following completion of construction of the commercial production facility. If Mitsui elects to exercise its Equity Option, the Copper Stream will terminate. If the Equity Option is not exercised by Mitsui by its expiry date, the Company will have the right to buy-back 100% of the Copper Stream, otherwise, it will terminate when 40 million pounds of copper have been delivered under the agreement.

As part of the arrangement, Taseko and Mitsui have entered into an offtake contract for 81% of the copper cathode produced at Florence during the initial years of production. The initial offtake agreement will cease and be replaced with a marketing agency agreement if the Equity Option is exercised by Mitsui. Mitsui's offtake entitlement would also reduce to 30% if the Equity Option is not exercised by its expiry date until the Copper Stream deposit has been reduced to nil.

For accounting purposes, the Mitsui agreements include derivatives that are required to be fair valued at each reporting period. The Company has determined that the fair value of the derivatives is negligible as of December 31, 2023 based on the contingent nature of the Mitsui agreements and the consideration of other relevant factors.

On January 26, 2024, the Company received the first US$10 million of the US$50 million Copper Stream. The remaining amounts are payable on a quarterly instalment basis.